UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2013 (August 8, 2013)

SCI Engineered Materials, Inc.

(Exact Name of Registrant as specified in its charter)

Ohio	0-31641	31-1210318
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

2839 Charter Street

Columbus, Ohio 43228

(614) 486-0261

(Address, including zip code, and telephone number

including area code of Registrant's

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in "Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" of this Current Report on Form 8-K is incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Director of the Department of Development of the State of Ohio, now known as the Ohio Development Services Agency (ODSA) and SCI Engineered Materials, Inc. (SCI) entered into a Loan Agreement dated February 13, 2008, in the original principal amount of $400,000.00 evidenced by a Cognovit Promissory Note dated February 13, 2008 (Loan).

On August 8, 2013, SCI signed a Notice and Acknowledgement of Modification to Payment Schedule. The parties have agreed to authorize the ODSA to modify the amortization schedule of the Loan from time to time, setting forth the amount of principal, interest and service fee payable under the Loan. Pursuant to the request by SCI, the ODSA has modified the payment schedule of the Loan. This Revised Schedule shall supersede all prior amortization schedules, whether in the Loan or in an attachment to the Loan, and the ODSA shall update the Loan with the Revised Schedule as an attachment to the Loan. All other terms of the Loan remain unchanged. The balance of the Loan at July 31, 2013 was $147,108.02. SCI will make interest and service fee payments of approximately $400 for six months beginning August 2013. Beginning in February 2014, SCI will make monthly payments of approximately $6,100 which include principal, interest and service fee. The final payment, due August 2015, will be approximately $42,000.

The ODSA and SCI also entered into a Loan Agreement dated February 1, 2011, in the original principal amount of $744,250.00 evidenced by a Cognovit Promissory Note dated February 1, 2011 (Loan 2).

On August 8, 2013, SCI signed a second Notice and Acknowledgement of Modification to Payment Schedule. The parties have agreed to authorize the ODSA to modify the amortization schedule of Loan 2 from time to time, setting forth the amount of principal, interest and service fee payable under Loan 2. Pursuant to the request by SCI, the ODSA has modified the payment schedule of Loan 2. This Revised Schedule shall supersede all prior amortization schedules, whether in Loan 2 or in an attachment to Loan 2, and the ODSA shall update Loan 2 with the Revised Schedule as an attachment to Loan 2. All other terms of Loan 2 remain unchanged. The balance of Loan 2 at July 31, 2013 was $611,520.00. SCI will make interest and service fee only payments of approximately $1,700 for six months beginning August 2013. Beginning in February 2014, SCI will make monthly payments of approximately $10,500 which include principal, interest and service fee. The final payment due, November 2018, will be approximately $72,000.

Also, on August 8, 2013, SCI issued a new Promissory Note (Note) in the amount of $128,256.97 to The Huntington National Bank, as Lender, with a maturity date of October 5, 2016. Beginning in September 2013, monthly payments of approximately $3,800, including interest, are due. This Note replaced an existing promissory note to the Huntington National Bank which had a balance of $128,256.97 at July 31, 2013 and an original maturity date of February 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: August 12, 2013	By:	/s/ Daniel Rooney
Daniel Rooney
Chairman of the Board, President and Chief Executive Officer

NOTICE AND ACKNOWLEDGEMENT OF MODIFICATION

TO PAYMENT SCHEDULE

The Director of the Department of Development of the State of Ohio, now known as the Ohio Development Services Agency (the “Director”) and SCI Engineered Materials, Inc. (the “Borrower”) entered into a Loan Agreement dated February 13, 2008, in the original principal amount of $400,000.00 evidenced by a Cognovit Promissory Note dated February 13, 2008 (the “Note”).

The parties have agreed to authorize the Director to modify the amortization schedule of the Note from time to time, setting forth the amount of principal, interest and service fee payable under the Note. Pursuant to the request by the Company, the Director has modified the payment schedule of the Note to the amortization schedule noted as Schedule #2, which is attached hereto as Exhibit A (the “Revised Schedule”). This Revised Schedule shall supersede all prior amortization schedules, whether in the Note or in an attachment to the Note, and the Director shall update the Note with the Revised Schedule as an attachment to the Note. All other terms of the Note remain unchanged.

DIRECTOR:

Ohio Development Services Agency, State of Ohio

David Goodman, Director

By:

Print:

Title:

Date:

ACKNOWLEDGED AND AGREED
BY BORROWER:

SCI Engineered Materials, Inc.,
an Ohio corporation

By:	s/s Daniel Rooney

Print:	Daniel Rooney

Title:	President & CEO

Date:	8-8-13

NOTICE AND ACKNOWLEDGEMENT OF MODIFICATION

TO PAYMENT SCHEDULE

The Director of the Department of Development of the State of Ohio, now known as the Ohio Development Services Agency (the “Director”) and SCI Engineered Materials, Inc. (the “Borrower”) entered into a Loan Agreement dated February 1, 2011, in the original principal amount of $744,250.00 evidenced by a Cognovit Promissory Note dated February 1, 2011 (the “Note”).

The parties have agreed to authorize the Director to modify the amortization schedule of the Note from time to time, setting forth the amount of principal, interest and service fee payable under the Note. Pursuant to the request by the Company, the Director has modified the payment schedule of the Note to the amortization schedule noted as Schedule #2, which is attached hereto as Exhibit A (the “Revised Schedule”). This Revised Schedule shall supersede all prior amortization schedules, whether in the Note or in an attachment to the Note, and the Director shall update the Note with the Revised Schedule as an attachment to the Note. All other terms of the Note remain unchanged.

DIRECTOR:

Ohio Development Services Agency, State of Ohio

David Goodman, Director

By:

Print:

Title:

Date:

ACKNOWLEDGED AND AGREED
BY BORROWER:

SCI Engineered Materials, Inc.,
an Ohio corporation

By:	s/s Daniel Rooney

Print:	Daniel Rooney

Title:	President & CEO

Date:	8-8-13